Supplement to Prospectus Dated May 1, 1995

                        Supplement Dated January 5, 1996


     As set forth on the cover page and page 19 of the Prospectus, we indicated that we intended to cease offering certain Sub-accounts and their underlying mutual fund portfolios as investment options under the Annuity. On December 28, 1995, an order was granted by the Securities and Exchange Commission providing for the necessary regulatory relief to substitute alternative Sub-accounts and their underlying mutual fund portfolios for certain Sub-accounts and their underlying mutual fund portfolios that we have ceased offering as investment options under the Annuity. The following investment options have been eliminated and are no longer available as investment options under the Annuity.

                 Investment options eliminated as of December 28, 1995:

                  Alger Balanced
                  Alger Income & Growth
                  Alliance Short-Term Multi-Market
                  Alliance Premier Growth
                  Alliance Growth & Income
                  Neuberger & Berman AMT Growth
                  Neuberger & Berman AMT Balanced
                  Neuberger & Berman AMT Limited Maturity Bond
                  Scudder Bond
                  AST Eagle Growth Equity
                  AST Phoenix Capital Growth

     As of January 15, 1996, the Exchange Program as set forth on pages 26-28 of the Prospectus under the heading "Exchange Contracts' is no longer being offered.

ASAP-PROS- SUPP (1/96)